99.1 CONSULTANT RESEARCH AND DEVELOPMENT AGREEMENT dated January 21, 2005 by and
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between the Registrant and Dr. Julian Kim
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This Agreement is made on January 21, 2005 between Mediscience Technology Corp.
(MTC) 1235 Folkstone way, Cherry Hill NJ, 08034 and Dr. Julian Kim, M.D (JK)., Cleveland Clinic Foundation Department of General Surgery Desk A80, 9500 Eucid Ave., Cleveland, OH 44195.

Consultant (JK) has extensive experience in breast cancer diagnosis and treatment with a specific interest in the : "exploration of breast milk ducts to screen and diagnose for potential disease, including but not limited to breast cancer and (MTC) seeks to benefit from the Consultant's expertise by retaining the Consultant as an exclusive Technical/Medical Consultant. In (MTC) adaptation of the Company's proprietary CD-Ratiometer and CD-Map to couple with a micro-endoscope to enable native fluorescence measurements of breast ducts. The Consultant wishes to perform consulting services for the MTC. Accordingly, MTC and the Consultant agree as follows:

1.  Services

     a. The consultant shall provide advice and consulting services to the Company with respect to matters related to:
     (i) Allow MPD/CUNY to observe surgical procedures at the Cleveland Clinic in the area of milk ducts interrogation and provided detailed annotation following same surgical procedure.
     (ii) Provide ongoing input with regard to design and packaging
     (iii) Provide detailed historical narrative of ductile progression and opinion as to what medically and technically could be possible in the future.
     (iv) Provide use of an instrument of his choice for (MTC) use in Phase I of the project. The Consultant shall be engaged by the MTC as a consultant for the exchange of ideas only and under the terms of this Agreement, shall not direct or conduct or participate in




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fund raising of any kind for or on behalf of the Company. Any such activity which may be conducted shall be carried out solely and only by (MTC) management or designees

     2. Compensation and Expenses: As the full and sole consideration for the consulting services provided by the Consultant related to Phase 1 ONLY the Company shall pay to the Consultant an hourly rate of $500 per hour upon submitted invoice. Any amount to exceed $3000 per month will require pre-authorization by the Company.The Company will reimburse Consultant for reasonable out of pocket expenses. The Consultant will submit proposed expenses for pre-approval to Company. Compensation and Expenses will be paid within 15 days of submitted invoicing.

     3. Competition: The Consultant represents to the Company that the Consultant does not have any agreement to provide consulting services to any other party, firm, company or project in the area of breast milk duct interrogation on matters relating the scope and/or particulars of this MTC project consultancy, and will not enter into any such agreement during the term of this Agreement.

     4. Confidentiality

a. The parties may wish, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to each other ("Confidential Information"). Each party will use reasonable efforts to prevent the disclosure of any of the other party's Confidential Information to third parties for a period of seven (7) years from receipt thereof. The recipient may
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acquire information that pertains to the discloser's processes, equipment, programs, developments, or plans that is both (i) disclosed or made known by the disclosure to the recipient and (ii) identified in writing as "proprietary" by the disclosure. The recipient agrees not to disclose any Confidential Information to third parties or to use any Confidential Information for any purpose other than performance of the services contemplated by this Agreement, without prior written consent of the Company.

b. Confidential Information subject to paragraph 4(b) does not include information that

     (i) is or later becomes available to the public through no breach of this Agreement by the recipient;

     (ii) is obtained by the recipient from a third party who had the legal right to disclose the information to the recipient;

     (iii) is already in the possession of the recipient on the date this Agreement becomes effective;

     (iv) is independently developed by recipient; or

     (v) is required to be disclosed by law, government regulation, or court order. In addition, Confidential Information subject to paragraph 4(b) does not include information generated by the Consultant unless the information (i) is generated as a direct result of the performance of consulting services under this Agreement.



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     5. Return of Materials:The Consultant agrees to promptly return, following the termination of this Agreement or upon earlier request by the Company, all drawings, tracings, and written materials in the Consultant's possession and

          (i) supplied by the Company in conjunction with the Consultant's consulting services under this Agreement or
          (ii) generated by the Consultant in the performance of consulting services under this Agreement.

     6. Intellectual Property

     a. All present and future parties to this agreement specifically understand and agree that title to any inventions and discoveries made by or contributed to by Consultant, or other admitted future party resulting from the work performed hereunder shall reside in (MTC).

     b.Title to all inventions and discoveries made by (MTC) resulting from the research performed hereunder shall reside in (MTC).

     c.Title to all inventions and discoveries made jointly by Consultant or other admitted future party and Company resulting from the research performed hereunder shall reside in (MTC) and Company Inventorship shall be determined in accordance with U.S. Patent law. 7.

     7. Term and Termination

     a.. This Agreement shall be for a term of 6 months, renewable upon reasonable terms and conditions as may be agreed upon by the Company and the Consultant.

     b. Termination of the Agreement under paragraph 8(a) above shall not affect
(a) the Company's obligation to pay for services previously performed by the Consultant and acknowledged by MTC

 8.  Miscellaneous

     a. This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, successors, representatives, and assigns of the parties, as the case may be.

     b. The relationship created by this Agreement shall be that of independent contractor, and the Consultant shall have no authority to bind or act as agent for the Company or its employees for any purpose.

     c. The Company will not use the Consultant's name in any commercial advertisement or similar material used to promote or sell products, unless the Company obtains in advance the written consent of the Consultant

     d. Warrant exercise determined in accordance with warrant terms and this agreement paragraph 2 b. above.

     e. This Agreement replaces all previous agreements and the discussions relating to the subject matters hereof and constitutes the entire agreement between the Company and the Consultant with respect to the subject matters of this Agreement.



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This Agreement may not be modified in any respect by any verbal statement, representation, or agreement made by any employee, officer, or representative of the Company, or by any written documents unless it is signed by an officer of the Company and by the Consultant.

     9. Descriptive Headings and Governing Law The descriptive headings of the several paragraphs of this agreement are inserted for convenience only and do not constitute a part of this agreement. This agreement contemplated and discribed performance is intended to be performed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties it is agreed shall be governed by, the Law of such State, without regard to principles of conflict of laws. (MTC) and (JK) hereby agree to submit any and all disputes to binding arbitration in New York City with the American Arbitration Association for full, final and binding resolution 10. Notices

(MTC) Peter Katevatis Esq. 1235 Folkstone Way, Cherry Hill NJ 08034

(JK) Cleveland Clinic Foundation Department of General Surgery Desk A80, 9500 Eucid Ave., Cleveland, OH 44195.


IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first stated above.

By: Julian Kim, M.D. (signed electronically 1/24/05)

By: Peter Katevatis Esq.  Chairman CEO Mediscience Technology corp.